UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2005

J. L. Halsey Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Foulk Road, Suite 205Q Wilmington, DE		19803
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a)    Previous independent registered public accounting firm.

(i)    On June 8, 2005, J.L. Halsey Corporation (the “Registrant”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.  The Registrant’s Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

(ii)   The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)  During the fiscal years ended June 30, 2004 and 2003 and through June 8, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv)  During the fiscal years ended June 30, 2004 and 2003 and through June 8, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

(v)   The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter, dated June 14, 2005, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm.

(i)    The Registrant engaged Burr, Pilger & Mayer LLP (“BPM”) as its new independent registered public accounting firm as of June 8, 2005.  During the two most recent fiscal years and through June 8, 2005 except as described in the next paragraph, the Registrant has not consulted with BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant or oral advice was provided that BPM concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

BPM serves as the independent public accountant for Lyris Technologies, Inc., which was acquired by the Registrant in May 2005.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description
16	Letter of PricewaterhouseCoopers LLP dated June 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

By:	/s/ David R. Burt
Name:	David R. Burt
Title:	Chief Executive Officer

Date:       June 14, 2005

EXHIBIT INDEX

Exhibit No.	Description
16	Letter of PricewaterhouseCoopers LLP dated June 14, 2005.